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                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 4, 1998 included in MGC Communications, Inc.'s Form 10-K for the year ended December 31, 1997 and Form S-1 (No. 333-49085) and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
July 27, 1998